Filed Pursuant to Rule 497(e) Registration No.: 33-92982

CREDIT SUISSE OPPORTUNITY FUNDS (the "Trust")
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund
(each, a "Fund" and collectively, the "Funds")

Supplement dated November 19, 2014
to the Prospectus dated February 28, 2014, as amended May 5, 2014

Effective November 19, 2014, the Board of Trustees of the Trust approved certain changes to the investment objectives, principal investment strategies, and principal risks of the Funds. Effective November 19, 2014, the Funds are no longer offered through this Prospectus. Accordingly, all references to the Funds in the Prospectus dated February 28, 2014, as amended May 5, 2014, are deleted. For information on the Funds' new investment objectives, principal investment strategies, and principal risks, please see the Funds' Prospectus dated November 19, 2014.

Shareholders should retain this supplement for future reference.

CS-PRO-16-1114
2014-007